UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2010

Date of Report (Date of earliest event reported)

BIONOVO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33498	20-5526892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 400, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 601-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On November 10, 2010, Bionovo, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration approved the Company’s Clinical Development Plan for its lead drug candidate, Menerba®. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated November 10, 2010, entitled “FDA Approves Bionovo’s Clinical Development Plan for Menerba”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionovo, Inc.

Date: November 10, 2010	By:	/s/ Isaac Cohen
Isaac Cohen
Chairman and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release, dated November 10, 2010, entitled “FDA Approves Bionovo’s Clinical Development Plan for Menerba”